UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2006

ANHEUSER-BUSCH COMPANIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware	1-7823	43-1162835
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Busch Place,	St. Louis, Missouri	63118
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(Address of principal executive offices)		(Zip Code)

                                                                                                                Registrant’s telephone number, including area code: 314-577-2000
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NONE
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

As has been previously disclosed by the Company in its Proxy Statements, the Company has in place defined benefit pension plans for salaried employees. The pension benefits provided to employees are calculated on the basis of their years-of-service and compensation with the Company. The terms of the plans permit employees a variety of payment options for collection of their pension benefits, including a one time lump sum payment calculated by the independent actuaries for the company in accordance with actuarial assumptions specified by the Internal Revenue Service. August A. Busch III (49 years-of-service) and Patrick T. Stokes (38 years-of-service) retired from employment of the Company on November 30, 2006 and have elected to collect their entire defined benefit pensions in lump sums. In accordance with the terms of the pension plans, in December the Company paid to Mr. Busch III $37,035,162 and to Mr. Stokes $32,197,840.

Additionally, the company has paid or will pay both Mr. Busch III and Mr. Stokes their deferred compensation. Deferred compensation represents compensation earned (and elected to be deferred) by Mr. Busch III and Mr. Stokes during their careers (and, as applicable, reported in the Summary Compensation Table in the Proxy Statements), along with market based earnings on the deferred amounts based on investment elections made at the time of deferral. Payments also occur based on elections made at the time the compensation was deferred. The values of the deferred compensation accounts for Mr. Busch III are $27,043,649 and for Mr. Stokes $2,384,113 at November 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC.
(Registrant)

BY: /s/ John F. Kelly
John F. Kelly
Vice President and Controller

DATE: December 15, 2006